                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 07/17/98
                        (Date of earliest event reported)


                   Credit Suisse First Boston Commercial Mortgage
                   Pass Through Certificates Series 1998-C1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (212) 761-4700
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                04-3342274 (I.R.S. Employer Identification No.)


                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)


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                 Credit Suisse First Boston Commercial Mortgage
                     Pass Through Certificates Series 1998-C1
                                    FORM 8-K


                                     INDEX


ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4


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               Credit Suisse First Boston Commercial Mortgage
                   Pass Through Certificates Series 1998-C1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 Credit Suisse First Boston Commercial Mortgage
                   Pass Through Certificates Series 1998-C1


           (Registrant)

Date:  07/17/98

  By:
     -------------------------------
  Name William Swan
Title: Vice President
State Street Bank and Trust Company
as Trustee


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